Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
In the ordinary course of business, the Company may execute transactions with various related parties. Examples of such transactions may include lending or deposit arrangements, transfers of financial assets, services for administrative support, and other miscellaneous items.
The Company has granted loans to executive officers and directors and their affiliates. These loans, including the related principal additions, principal payments, and unfunded commitments are not material to the consolidated financial statements at December 31, 2018 and 2017. There were no outstanding loans to such related parties classified as non-accrual, past due, or troubled debt restructurings at December 31, 2018.
Deposits from related parties held by the Company were not material at December 31, 2018 and 2017.